Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:	Megan Meloni
Investor Relations
(650) 631-2847
RENEGY HOLDINGS ANNOUNCES CHANGE TO BOARD OF DIRECTORS
     TEMPE, Ariz. (September 17, 2007) — Renegy Holdings, Inc. (Renegy), a wholly-owned subsidiary of Catalytica Energy Systems, Inc. (NASDAQ: CESI), announced today the resignation of Howard Hoffen, chairman and chief executive officer of Metalmark Capital LLC, from its Board of Directors. Renegy regretfully requested the resignation of Mr. Hoffen to better enable it to satisfy certain listing criteria of NASDAQ pursuant to an application submitted by Renegy for the inclusion of Renegy common stock on the NASDAQ Stock Market. Mr. Hoffen will continue to serve on the Board of Catalytica Energy Systems until the close of its proposed business combination with the renewable energy divisions of NZ Legacy, LLC, and will serve as a Special Advisor to the Board and CEO of Renegy following the close.
     Mr. Hoffen’s resignation from the Board of Renegy will allow the 3,386,748 shares of Catalytica Energy Systems common stock (which will represent shares of Renegy common stock following the proposed merger transaction described herein), managed by Metalmark Capital under a subadvisory agreement with Morgan Stanley Capital Partners, to be included in the calculation to meet the market value of public float requirements under NASDAQ rules. The trading of Renegy common stock on the NASDAQ Stock Market is a precedent to the closing of the proposed merger transaction, which is scheduled to be considered at a Special Meeting of Stockholders of Catalytica Energy Systems on September 27, 2007. Upon completion of the transaction, the combined companies will operate under the name Renegy Holdings, Inc., and it is anticipated that the common stock of Renegy will trade on the NASDAQ Stock Market under the ticker symbol RNGY.
     Howard Hoffen commented, “At the request of the Company, I have agreed to resign to better position Catalytica Energy Systems to complete the merger transaction. While I regret having to step down from the Board of Renegy, I look forward to my ongoing role as an advisor to the Company and working closely with the Board and management to add insight to the strategic direction and growth of the combined companies. Together with the entire Catalytica Board, I continue to believe that the proposed business combination provides an improved platform for growth through an expanded direction in renewable energy, and I welcome the opportunity to participate in its future success.”
     Ricardo Levy, Chairman of the Board of Catalytica Energy Systems and Director of Renegy, stated, “It is with regret that we had to ask Howard to resign from the Board of Renegy. However, we are very pleased that Howard will continue to participate as a Special Advisor to the Board and that we will continue to benefit from the extensive financial and business experience he has contributed over the past 10 years as a Director of Catalytica. I personally thank Howard for his long-standing service. Most importantly, we look forward to continue leveraging his capital markets expertise as we seek to broaden our reach and pursue a rapid growth strategy in the very promising and important area of renewable energy through the proposed merger transaction that the Catalytica Board is unanimously recommending to stockholders.”
     Effective upon the closing of the proposed merger transaction, Susan F. Tierney will serve as a Class III director and will fill Mr. Hoffen’s seat on Renegy’s Audit Committee and Special Committee. The Renegy Board plans to actively conduct a search for a new director to fill the vacancy left by Mr. Hoffen’s resignation. The new director will serve as a Class I director upon completion of the proposed merger transaction.
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About Renegy Holdings
     Renegy Holdings, a wholly-owned subsidiary of Catalytica Energy Systems, was formed in May 2007 to serve as a holding company for a proposed business combination of Catalytica Energy Systems with the renewable energy divisions of NZ Legacy, LLC, which was announced on May 8, 2007. Upon completion of the proposed merger transaction, which is expected to close by the end of the third quarter of 2007, subject to approval by the stockholders of Catalytica Energy Systems, regulatory approvals and customary closing conditions, the combined companies will operate under the name Renegy Holdings, Inc.
About Catalytica Energy Systems
     Catalytica Energy Systems, based in Tempe, Arizona, provides innovative products and services to meet the growing demand for clean energy production, with a focus on cost-effective emissions control solutions for the coal-fired power generation industry. Through its SCR-Tech subsidiary (www.SCR-Tech.com), the Company offers a variety of services for coal-fired power plants that use selective catalytic reduction (SCR) systems to reduce nitrogen oxides (NOx) emissions. These services include SCR catalyst management, cleaning and regeneration, as well as consulting services to help power plant operators optimize efficiency and reduce overall NOx compliance costs. Find Catalytica Energy Systems on the Worldwide Web at www.CatalyticaEnergy.com.
Additional Information and Where to Find It
     This document does not constitute an offer of any securities for sale. The proposed merger transaction described herein will be submitted to the stockholders of Catalytica Energy Systems, Inc. for their consideration at a Special Meeting of Stockholders to be held on September 27, 2007. In connection with the proposed merger, Renegy Holdings, Inc. has filed a registration statement, a proxy statement / prospectus and other materials with the SEC. CATALYTICA ENERGY SYSTEMS URGES INVESTORS TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT / PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CATALYTICA ENERGY SYSTEMS, SNOWFLAKE WHITE MOUNTAIN POWER, RENEGY, RENEGY TRUCKING, AND THE PROPOSED TRANSACTION. Investors also may obtain information about the proposed transaction by reviewing the Form 8-K filed by Catalytica Energy Systems on May 8, 2007 in connection with the announcement of the transaction and any other documents filed with the SEC when they become available. Investors may obtain free copies of the proxy statement / prospectus as well as other filed documents containing information about Catalytica Energy Systems at http://www.sec.gov, the SEC’s public website. These SEC filings may also be obtained free of charge on Catalytica Energy Systems’ Web site at http://www.CatalyticaEnergy.com or by calling the Company’s investor relations department at (650) 631-2847.
Participants in the Solicitation
     Catalytica Energy Systems and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from stockholders of Catalytica Energy Systems with respect to the proposed merger. Information regarding the officers and directors of Catalytica Energy Systems is included in Amendment No. 1 to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, filed with the SEC on April 30, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement / prospectus and other materials filed with the SEC in connection with the proposed merger.
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     This news release contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and is subject to the safe harbors created therein. These statements include, but are not limited to, those regarding the prospects and timing associated with consummation of the proposed merger; Renegy’s ability to meet NASDAQ listing requirements and have its common stock listed on the NASDAQ Stock Market; the anticipated dates associated with the Special Meeting of Stockholders; the combined company’s growth strategy and future opportunities; and our belief that the proposed transaction will provide the combined company with the opportunity to increase shareholder value by strategically broadening and diversifying the Company’s product and service offerings,. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, among others, the risk that we will not be able to close the transaction, delays in the completion and commissioning of the Snowflake biomass plant; diversion of management’s attention away from other business concerns; the assumption of any undisclosed or other liabilities in connection with the transaction; the risks associated with the development, generally, of the combined company’s overall strategic objectives; the ability of the combined company to build additional value in its business; the existence of unanticipated technical, commercial or other setbacks related to the combined company’s products and services, including construction delays and the ability of the combined company to secure adequate fuel for the biomass plant; changes in the environmental requirements relating to certain emissions; and the other risks set forth in the Company’s most recent Form 10-KSB and subsequent Forms 10-QSB and the Registration Statement on Form S-4 relating to the Transaction, filed with the Securities and Exchange Commission. Further, the Company expects to incur substantial transaction and merger related costs associated with completing the merger and combining the operations of the two companies. Expected benefits of the merger may not be achieved in the near term, or at all. The combined company will have a significant amount of debt as a result of the merger. This debt will require us to use cash flow to repay indebtedness, may have a material adverse effect on our financial health, and may limit our future operations and ability to borrow additional funds, including funds for new projects. In addition, a trust controlled by Bob Worsley will own a controlling interest in the Company and will be able to exert significant influence over the business of the Company. The Company undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances occurring after the date of this release.
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